Exhibit 10.29

Surety Rider No. 1

To be attached to and form a part of:

Type of Bond: Self-Insurer's Surety Bond

Bond No.: LPM 8166102
executed by: Labor Ready Southwest, Inc., as Principal
and by: Fidelity and Deposit Company of Maryland, as Surety,
in favor of: State of Nevada, as Obligee,
and effective: February 16, 2001

In consideration of the premium charged for the attached bond, it is hereby agreed to change:

1. The Principal's Name:

From: Labor Ready Southwest, Inc.
To: Labor Ready, Inc.

2. The Bond Amount:

From: One Hundred Fifty-One Thousand and 00/100 Dollars ($151,000.00***)
To: One Hundred Forty-Nine Thousand and 00/100 Dollars ($149,000.00***)
The attached bond shall be subject to all its agreements, limitations and conditions except as herein expressly modified.

This rider is effective: February 16, 2001
Signed and Sealed: February 6, 2001

Principal: Labor Ready, Inc.

By: /s/ Ronald L. Junck, Secretary

Surety: Fidelity and Deposit Company of Maryland

By: /s/ Patrick D. Dineen, Attorney-in-Fact

Accepted By. State of Nevada

Department of Business & Industry
Division of Insurance
Worker's Compensation, Self-insurance Section

BY:

Date: